UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2008

BAYLAKE CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-16339	39-1268055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

217 North Fourth Avenue Sturgeon Bay, Wisconsin	54235
(Address of principal executive offices)	(Zip code)

                    (920) 743-5551

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2008, Baylake Corp. (the “Company”) appointed Joseph L. Hoffmeyer as President and Chief Operating Officer of the Company’s wholly-owned subsidiary, Baylake Bank (the “Bank”).  He will also lead the Bank’s Wealth Services Division.  Mr. Hoffmeyer is 48 years old and succeeds Robert J. Cera as President of the Bank.  Mr. Cera will continue to serve as Chief Executive Officer of the Company and will continue to hold certain full time management responsibilities.

Mr. Hoffmeyer has over 25 years of experience in various financial service capacities.  Prior to joining the Bank, he had been Senior Vice President and Managing Director of First Bank Wealth Management Group in St. Louis, Missouri since 2005.  Prior to that, he worked for TIAA-CREF and TIAA-CREF Trust Company FSB as the Mid West Regional Vice President from 2004 to 2005 and National Sales Manager – Private Asset Management & Trust from 1999-2005.

Mr. Hoffmeyer does not currently have an employment agreement with the Company.  In connection with his appointment, Mr. Hoffmeyer will receive a base salary of $240,000, a signing bonus of $60,000, and a stock award to be determined upon implementation of a long term equity plan by the Company.  Mr. Hoffmeyer will also be eligible to receive a performance-based bonus in 2009, to be determined on the same basis as performance bonuses for other executive officers of the Company and the Bank and will also be eligible to participate in the Company’s 401(k) retirement plan, the Bank’s Supplemental Executive Retirement Plan (“SERP”) and other long term incentive plans that may be established by the Company from time to time.  The Banks’ SERP has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and is described in the Company’s most recent Proxy Statement.

Mr. Hoffmeyer will further receive reimbursement of travel expenses for up to two relocation trips with his family for the purpose of making living arrangements in Door County, Wisconsin and other relocation expenses upon the sale of his Missouri residence.  He will receive country club dues and reimbursement for the lease of his existing vehicle.

A press release related to Mr. Hoffmeyer’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release of Baylake Corp. dated December 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 5, 2008

BAYLAKE CORP.

By:    /s/ Kevin L. LaLuzerne

Kevin L. LaLuzerne

Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Baylake Corp. dated December 5, 2008

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